UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09637 and 811-09739

Name of Fund:	BlackRock Large Cap Series Funds, Inc.
BlackRock Advantage Large Cap Core Fund

Master Large Cap Series LLC
Master Advantage Large Cap Core Portfolio

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2020

Date of reporting period: 09/30/2020

Item 1 – Report to Stockholders

SEPTEMBER 30, 2020

2020 Annual Report

BlackRock Large Cap Series Funds, Inc.

•	BlackRock Advantage Large Cap Core Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of September 30, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. Prior to the outbreak of the virus, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point during the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs in early September 2020 before retreating amid concerns about a second wave of infections. In the United States, large-capitalization stocks advanced, outperforming small-capitalization stocks, which gained only marginally during the reporting period. International equities from developed economies were nearly flat, lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed reduced short-term interest rates in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted an additional two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2020
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	31.31%	15.15%

U.S. small cap equities (Russell 2000® Index)	31.60	0.39

International equities (MSCI Europe, Australasia, Far East Index)	20.39	0.49

Emerging market equities (MSCI Emerging Markets Index)	29.37	10.54

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	1.10

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.71	10.74

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	3.53	6.98

Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.78	3.85

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	15.18	3.20
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2020	BlackRock Advantage Large Cap Core Fund

Investment Objective

BlackRock Advantage Large Cap Core Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2020, all share classes of the Fund underperformed its benchmark, the Russell 1000® Index, except for Institutional and Class K Shares, which performed in line with the benchmark. The Fund invests all of its assets in Master Advantage Large Cap Core Portfolio (the “Master Portfolio”).

What factors influenced performance?

The Fund struggled to keep up amidst the highly volatile market backdrop during the period. Equity returns experienced a sharp bifurcation that led to two distinct return environments centered around the economic shutdowns enforced due to COVID-19. After touching fresh highs through mid-February, the spread of COVID-19 prompted a historic market decline as volatility hit levels last observed during the global financial crisis of 2007—2008. The mounting concerns around collapsing growth expectations and rising unemployment resulted in policy makers responding with monetary and fiscal packages to support the market. The unprecedented policy support enabled equities to retrace losses more quickly than expected. Combined with improving activity levels and macro-economic data, several indices achieved new highs early in September 2020 including U.S. large cap securities. However, markets ended on more cautious footing at period end. Once again, investor concern rose around the resurgence of COVID-19 cases and the prospect for further shutdowns. Additionally, the failure of policy makers to agree to more fiscal measures weighed on expectations of whether the recovery could sustain its momentum.

The market reversal at period end was the primary driver of Fund underperformance. This was broadly reflected during the third quarter of 2020 as previously winning positions of post COVID-19 themes retraced earlier gains. An overweight to communications equipment, driven by an insight that evaluates remote work trends, struggled as several notable employers made forward-looking comments concerning the desire for employees to return to offices in the third quarter. Additionally, certain macro thematic insights struggled amid the evolving market backdrop. Specifically, a style timing insight focused on momentum exposures detracted given the style’s continued performance leadership in the period.

There was a bifurcation of performance from fundamental based insights; traditional value-based measures declined, while more growth-oriented insights and quality insights fared better. Within fundamental insights, valuation measures struggled as investors increasingly preferred growth and momentum styles during the period. In particular, comparing company valuations relative to sales struggled with respect to information technology (“IT”) services stocks. Other traditional insights, such as assessing valuations relative to research spend, also underperformed across software names. Additionally, an insight that looks to executive statements and management text to evaluate fundamental trends detracted as markets focused on fading stimulus as a more dominant driver of share price performance than stock specific fundamentals.

Conversely, non-traditional quality measures, specifically environmental, social and governance (“ESG”) insights, provided much needed portfolio ballast. These measures have historically demonstrated resilience amid market duress. A recently added insight that identifies investor flows into ESG-related positions was one of the top-performing signals as it successfully captured the evolving investor preference toward sustainability. Additionally, cross market sentiment measures performed well with strength from bond market-related measures, which motivated a modest underweight to aerospace and defense names. Lastly, alternative gauges of sentiment that look toward non-obvious news also aided performance.

Describe recent portfolio activity.

Over the course of the period, the Master Portfolio maintained a balanced allocation of risk across all major return drivers. However, several new stock selection insights were added to the portfolio. Given the dynamism of the current environment, the Fund has instituted enhanced signal constructs to best identify emerging trends due to COVID-19, such as “work from home” and vaccine development. Additionally, a new alternative data-driven insight that looks to capture brand sentiment from consumers was added.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Index, the Master Portfolio was positioned essentially neutrally from a sector perspective. The Master Portfolio had slight overweight positions in the consumer staples and utilities sectors and slight underweight positions in the materials and real estate sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of September 30, 2020 (continued)	BlackRock Advantage Large Cap Core Fund

TOTAL RETURN BASED ON $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund invests all of its assets in the Master Portfolio, a series of Master Large Cap Series LLC. Under normal circumstances, the Master Portfolio seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core Fund.

(c)

An unmanaged index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended September 30, 2020

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	32.81%	15.96%	N/A	13.44%	N/A	12.88%	N/A
Service	32.65	15.64	N/A	13.08	N/A	12.51	N/A
Investor A	32.65	15.66	9.59%	13.14	11.93%	12.59	11.99%
Investor C	32.11	14.80	13.80	12.27	12.27	11.67	11.67
Class K	32.79	16.01	N/A	13.47	N/A	12.90	N/A
Class R	32.43	15.38	N/A	12.85	N/A	12.25	N/A
Russell 1000® Index	33.36	16.01	N/A	14.09	N/A	13.76	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests all of its assets in the Master Portfolio, a series of Master Large Cap Series LLC. Under normal circumstances, the Master Portfolio seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core Fund.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2020 (continued)	BlackRock Advantage Large Cap Core Fund

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During the Period	(b)	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 1,328.10	$ 2.79		$ 1,000.00	$ 1,022.60	$ 2.43		0.48%
Service	1,000.00	1,326.50	4.25		1,000.00	1,021.35	3.69		0.73
Investor A	1,000.00	1,326.50	4.25		1,000.00	1,021.35	3.69		0.73
Investor C	1,000.00	1,321.10	8.59		1,000.00	1,017.60	7.46		1.48
Class K	1,000.00	1,327.90	2.50		1,000.00	1,022.85	2.17		0.43
Class R	1,000.00	1,324.30	5.69		1,000.00	1,020.10	4.95		0.98

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

6	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years. Effective November 23, 2020, the automatic conversion feature will be modified to reduce the conversion period from ten years to eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver, if any, the Administrator is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver, if any, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2020 and held through September 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which

A B O U T F U N D P E R F O R M A N C E	7

Derivative Financial Instruments (continued)

cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

8	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

September 30, 2020

BlackRock Advantage Large Cap Core Fund

ASSETS
Investments at value — Master Portfolio	$ 2,804,526,325
Receivables:
Capital shares sold	1,746,204
From the Administrator	214,363
Withdrawals from the Master Portfolio	2,214,035
Prepaid expenses	38,567

Total assets	2,808,739,494

LIABILITIES
Payables:
Capital shares redeemed	3,960,239
Officer’s fees	595
Other accrued expenses	212,860
Other affiliate fees	258,468
Service and distribution fees	312,070
Transfer agent fees	455,631

Total liabilities	5,199,863

NET ASSETS	$ 2,803,539,631

NET ASSETS CONSIST OF
Paid-in capital	$ 2,131,635,624
Accumulated earnings	671,904,007

NET ASSETS	$ 2,803,539,631

F I N A N C I A L S T A T E M E N T S	9

Statement of Assets and Liabilities  (continued)

September 30, 2020

BlackRock Advantage Large Cap Core Fund
NET ASSET VALUE
Institutional
Net assets	$1,399,612,193

Shares outstanding	74,526,625

Net asset value	$18.78

Shares authorized	400 million

Par value	$0.10

Service
Net assets	$317,011

Shares outstanding	16,961

Net asset value	$18.69

Shares authorized	50 million

Par value	$0.10

Investor A
Net assets	$1,325,194,726

Shares outstanding	73,638,413

Net asset value	$18.00

Shares authorized	300 million

Par value	$0.10

Investor C
Net assets	$31,920,996

Shares outstanding	2,108,033

Net asset value	$15.14

Shares authorized	400 million

Par value	$0.10

Class K
Net assets	$34,078,404

Shares outstanding	1,813,632

Net asset value	$18.79

Shares authorized	2 billion

Par value	$0.10

Class R
Net assets	$12,416,301

Shares outstanding	745,442

Net asset value	$16.66

Shares authorized	200 million

Par value	$0.10

See notes to financial statements.

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Statement of Operations

Year Ended September 30, 2020

BlackRock Advantage Large Cap Core Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$46,922,373
Dividends — affiliated	230,446
Interest — unaffiliated	9,891
Securities lending income — affiliated — net	192,923
Foreign taxes withheld	(111,269)
Expenses	(11,787,045)
Fees waived	305,728

Total investment income	35,763,047

FUND EXPENSES
Administration	6,675,159
Transfer agent — class specific	4,014,661
Service and distribution — class specific	3,931,820
Registration	125,617
Professional	91,426
Printing and postage	75,866
Accounting services	7,020
Officer	1,184
Miscellaneous	16,187

Total expenses	14,938,940
Less:
Fees waived and/or reimbursed by the Administrator	(6,992,459)
Transfer agent fees waived and/or reimbursed — class specific	(2,691,984)

Total expenses after fees waived and/or reimbursed	5,254,497

Net investment income	30,508,550

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain from capital distributions received from affiliated investment companies, futures contracts and investments	112,611,353
Net change in unrealized appreciation (depreciation) on investments and futures contracts	262,903,763

Total net realized and unrealized gain	375,515,116

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$406,023,666

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Core Fund
	Year Ended September 30,

	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$30,508,550	$35,433,348
Net realized gain	112,611,353	60,331,772
Net change in unrealized appreciation (depreciation)	262,903,763	(29,825,800)

Net increase in net assets resulting from operations	406,023,666	65,939,320

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(55,817,765)	(95,737,142)
Service	(10,976)	(22,844)
Investor A	(49,233,724)	(76,862,637)
Investor C	(3,748,502)	(10,047,043)
Class K	(139,588)	(2,746,052)
Class R	(1,066,999)	(3,339,435)

Decrease in net assets resulting from distributions to shareholders	(110,017,554)	(188,755,153)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(146,334,325)	445,941,754

NET ASSETS
Total increase in net assets	149,671,787	323,125,921
Beginning of year	2,653,867,844	2,330,741,923

End of year	$2,803,539,631	$2,653,867,844

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

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Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund

	Institutional

	Year Ended September 30,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$16.87		$18.18		$21.42		$18.51		$17.36

Net investment income(a)	0.22		0.25		0.25		0.21		0.16
Net realized and unrealized gain (loss)	2.41		(0.13)		2.71		4.01		1.55

Net increase from investment operations	2.63		0.12		2.96		4.22		1.71

Distributions(b)
From net investment income	(0.29)		(0.20)		(0.23)		(0.19)		(0.12)
From net realized gain	(0.43)		(1.23)		(5.97)		(1.12)		(0.44)

Total distributions	(0.72)		(1.43)		(6.20)		(1.31)		(0.56)

Net asset value, end of year	$18.78		$16.87		$18.18		$21.42		$18.51

Total Return(c)
Based on net asset value	15.96%		1.41%		17.36%		23.78	%(d)	9.97	%(d)

Ratios to Average Net Assets(e)
Total expenses	0.84	%(f)	0.82	%(f)	0.79	%(g)	0.86	%(g)	0.88	%(g)

Total expenses after fees waived and/or reimbursed	0.48	%(f)	0.47	%(f)	0.48	%(g)	0.75	%(g)	0.87	%(g)

Net investment income	1.29	%(f)	1.54	%(f)	1.44	%(g)	1.07	%(g)	0.88	%(g)

Supplemental Data
Net assets, end of year (000)	$1,399,612		$1,325,232		$1,197,729		$514,830		$450,066

Portfolio turnover rate of the Master Portfolio	99%		151%		148%		130%		39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)

	Service

	Year Ended September 30,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$16.80		$18.11		$21.35		$18.34		$17.22

Net investment income(a)	0.18		0.21		0.21		0.14		0.09
Net realized and unrealized gain (loss)	2.39		(0.13)		2.71		3.97		1.53

Net increase from investment operations	2.57		0.08		2.92		4.11		1.62

Distributions(b)
From net investment income	(0.25)		(0.16)		(0.19)		—		(0.06)
From net realized gain	(0.43)		(1.23)		(5.97)		(1.10)		(0.44)

Total distributions	(0.68)		(1.39)		(6.16)		(1.10)		(0.50)

Net asset value, end of year	$18.69		$16.80		$18.11		$21.35		$18.34

Total Return(c)
Based on net asset value	15.64%		1.17%		17.11%		23.26	%(d)	9.50	%(d)

Ratios to Average Net Assets(e)
Total expenses	1.24	%(f)	1.10	%(f)	1.10	%(g)	1.23	%(g)	1.23	%(g)

Total expenses after fees waived and/or reimbursed	0.73	%(f)	0.72	%(f)	0.73	%(g)	1.10	%(g)	1.23	%(g)

Net investment income	1.04	%(f)	1.33	%(f)	1.18	%(g)	0.72	%(g)	0.51	%(g)

Supplemental Data
Net assets, end of year (000)	$317		$267		$177		$289		$246

Portfolio turnover rate of the Master Portfolio	99%		151%		148%		130%		39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

14	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)

	Investor A

	Year Ended September 30,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$16.20		$17.52		$20.84		$18.04		$16.93

Net investment income(a)	0.17		0.20		0.20		0.16		0.11
Net realized and unrealized gain (loss)	2.31		(0.12)		2.63		3.89		1.51

Net increase from investment operations	2.48		0.08		2.83		4.05		1.62

Distributions(b)
From net investment income	(0.25)		(0.17)		(0.18)		(0.13)		(0.07)
From net realized gain	(0.43)		(1.23)		(5.97)		(1.12)		(0.44)

Total distributions	(0.68)		(1.40)		(6.15)		(1.25)		(0.51)

Net asset value, end of year	$18.00		$16.20		$17.52		$20.84		$18.04

Total Return(c)
Based on net asset value	15.66%		1.18%		17.10%		23.38	%(d)	9.67	%(d)

Ratios to Average Net Assets(e)
Total expenses	1.09	%(f)	1.10	%(f)	1.14	%(g)	1.22	%(g)	1.24	%(g)

Total expenses after fees waived and/or reimbursed	0.73	%(f)	0.73	%(f)	0.73	%(g)	1.00	%(g)	1.14	%(g)

Net investment income	1.04	%(f)	1.30	%(f)	1.19	%(g)	0.81	%(g)	0.62	%(g)

Supplemental Data
Net assets, end of year (000)	$1,325,195		$1,202,715		$929,540		$905,826		$747,639

Portfolio turnover rate of the Master Portfolio	99%		151%		148%		130%		39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)

	Investor C

	Year Ended September 30,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$13.72		$15.03		$18.61		$16.22		$15.33

Net investment income (loss)(a)	0.04		0.07		0.06		(0.01)		(0.04)
Net realized and unrealized gain (loss)	1.95		(0.12)		2.29		3.50		1.37

Net increase (decrease) from investment operations	1.99		(0.05)		2.35		3.49		1.33

Distributions(b)
From net investment income	(0.14)		(0.03)		—		—		—
From net realized gain	(0.43)		(1.23)		(5.93)		(1.10)		(0.44)

Total distributions	(0.57)		(1.26)		(5.93)		(1.10)		(0.44)

Net asset value, end of year	$15.14		$13.72		$15.03		$18.61		$16.22

Total Return(c)
Based on net asset value	14.80%		0.37%		16.24%		22.42	%(d)	8.78	%(d)

Ratios to Average Net Assets(e)
Total expenses	1.87	%(f)	1.89	%(f)	1.92	%(g)	1.97	%(g)	1.99	%(g)

Total expenses after fees waived and/or reimbursed	1.48	%(f)	1.48	%(f)	1.48	%(g)	1.87	%(g)	1.98	%(g)

Net investment income (loss)	0.32	%(f)	0.52	%(f)	0.44	%(g)	(0.04	)%(g)	(0.23	)%(g)

Supplemental Data
Net assets, end of year (000)	$31,921		$95,571		$159,351		$190,416		$327,447

Portfolio turnover rate of the Master Portfolio	99%		151%		148%		130%		39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

16	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)

	Class K

	Year Ended September 30,				Period from 01/25/18 to 09/30/18	(a)
	2020		2019

Net asset value, beginning of period	$16.88		$18.19		$17.48

Net investment income(b)	0.22		0.31		0.18
Net realized and unrealized gain (loss)	2.42		(0.18)		0.53

Net increase from investment operations	2.64		0.13		0.71

Distributions(c)
From net investment income	(0.30)		(0.21)		—
From net realized gain	(0.43)		(1.23)		—

Total distributions	(0.73)		(1.44)		—

Net asset value, end of period	$18.79		$16.88		$18.19

Total Return(d)
Based on net asset value	16.01%		1.45%		4.06	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.70	%(g)	0.72	%(g)	0.72	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.43	%(g)	0.43	%(g)	0.43	%(h)(i)

Net investment income	1.30	%(g)	1.87	%(g)	1.55	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$34,078		$3,079		$2,458

Portfolio turnover rate of the Master Portfolio	99%		151%		148%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(h)	Annualized.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)

	Class R

	Year Ended September 30,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$15.03		$16.38		$19.85		$17.22		$16.18

Net investment income(a)	0.13		0.15		0.15		0.10		0.05
Net realized and unrealized gain (loss)	2.13		(0.13)		2.47		3.72		1.45

Net increase from investment operations	2.26		0.02		2.62		3.82		1.50

Distributions(b)
From net investment income	(0.20)		(0.14)		(0.12)		(0.07)		(0.02)
From net realized gain	(0.43)		(1.23)		(5.97)		(1.12)		(0.44)

Total distributions	(0.63)		(1.37)		(6.09)		(1.19)		(0.46)

Net asset value, end of year	$16.66		$15.03		$16.38		$19.85		$17.22

Total Return(c)
Based on net asset value	15.38%		0.88%		16.83%		23.06	%(d)	9.36	%(d)

Ratios to Average Net Assets(e)
Total expenses	1.37	%(f)	1.32	%(f)	1.38	%(g)	1.43	%(g)	1.45	%(g)

Total expenses after fees waived and/or reimbursed	0.98	%(f)	0.98	%(f)	0.98	%(g)	1.30	%(g)	1.44	%(g)

Net investment income	0.83	%(f)	1.04	%(f)	0.94	%(g)	0.52	%(g)	0.31	%(g)

Supplemental Data
Net assets, end of year (000)	$12,416		$27,003		$41,488		$36,445		$35,921

Portfolio turnover rate of the Master Portfolio	99%		151%		148%		130%		39%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

18	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. BlackRock Advantage Large Cap Core Fund (the “Fund”) is a series of the Corporation. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in Master Advantage Large Cap Core Portfolio (the “Master Portfolio”), a series of Master Large Cap Series LLC (the “Master LLC”) and an affiliate of the Corporation, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At September 30, 2020, the percentage of the Master Portfolio owned by the Fund was 76.2%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

The Board of Directors of the Corporation and Board of Directors of the Master LLC are referred to throughout this report as the “Board” and the members are referred to as “Directors.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years	(c)
(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.
(c)	Effective November 23, 2020, the automatic conversion feature will be modified to reduce the conversion period from ten years to eight years.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Administrator”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board of Directors of the Corporation and the Board of Trustees of State Farm Mutual Fund Trust and shareholders of State Farm Equity Fund (the “Target Fund”), a series of State Farm Mutual Fund Trust, approved the reorganization of the Target Fund into the Fund. As a result, the Fund acquired all of the assets and assumed certain of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Fund.

Each shareholder of the Target Fund received shares of the Fund in an amount equal to the aggregate net asset value (“NAV”) of the shareholder’s Target Fund shares, as determined at the close of business on November 16, 2018, less the costs of the Target Fund’s reorganization.

On November 19, 2018, all of the portfolio securities previously held by the Target Fund were subsequently contributed by the Fund to the Master Portfolio in exchange for an investment in the Master Portfolio.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Fund’s Share Class	Shares of the Fund
Class A	15,797,869	0.54503407	Investor A	8,610,377
Class B	213,291	0.53820025	Investor A	114,793
Class R-1	264,616	0.54585305	Investor A	144,441
Class R-2	1,640,010	0.54316115	Investor A	890,790
Class R-3	281,989	0.52885522	Institutional	149,131
Institutional	8,542,308	0.53365366	Institutional	4,558,634
Legacy Class B	315,209	0.58216360	Investor A	183,503
Premier	18,245,882	0.58227100	Investor A	10,624,048

The Target Fund’s net assets and composition of net assets on November 16, 2018, the valuation date of the reorganization were as follows:

Amounts
Net assets	$379,287,090

Paid-in capital	$355,689,127
Accumulated earnings	23,597,963

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements  (continued)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the reorganization were $2,181,915,252. The aggregate net assets of the Fund immediately after the reorganization amounted to $2,561,202,342. The Target Fund’s fair value and cost of financial instruments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
State Farm Equity Fund	$369,010,639	$345,412,676

The purpose of the transaction was to combine the assets of the Target Fund with the assets of the Fund. The reorganization was a tax-free event and was effective on November 19, 2018.

Assuming the reorganization had been completed on October 1, 2018, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended September 30, 2019, are as follows:

•	Net investment income: $36,159,593

•	Net realized and change in unrealized loss on investments: $(11,434,372)

•	Net increase in net assets resulting from operations: $24,725,221

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since November 19, 2018.

Reorganization costs incurred by the Fund in connection with the reorganization were expensed by the Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

20	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Service and Distribution Fees: The Corporation, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Service	0.25%	N/A
Investor A	0.25	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Service	Investor A	Investor C	Class R	Total
Service and distribution fees — class specific	$ 707	$ 3,041,959	$ 786,406	$ 102,748	$ 3,931,820

Administration: The Corporation, on behalf of the Fund, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2020, the Fund paid $1,027,111 for the Fund’s Institutional Shares to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended September 30, 2020, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Amounts reimbursed	$ 27,587	$ 2	$ 137,487	$ 2,524	$ 49	$ 117	$ 167,766

For the year ended September 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Transfer agent fees — class specific	$ 1,995,785	$ 839	$ 1,837,973	$ 143,641	$ 1,514	$ 34,909	$ 4,014,661

Other Fees: For the year ended September 30, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $43,497.

For the year ended September 30, 2020, affiliates received CDSCs in the amount of $8,278 and $1,581 for Investor A Shares and Investor C Shares, respectively.

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Administrator contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitations

Institutional	0.48%
Service	0.73
Investor A	0.73
Investor C	1.48
Class K	0.43
Class R	0.98

The Administrator has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2021, unless approved by the Board, including a majority of the directors who are not “interested persons” of the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended September 30, 2020, the Administrator waived and/or reimbursed $6,992,459, which is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements  (continued)

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific, in the Statement of Operations. For the year ended September 30, 2020, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Transfer agent fees waived and/or reimbursed — class specific	$ 1,328,161	$ 705	$ 1,236,197	$ 100,149	$ 1,514	$ 25,258	$ 2,691,984

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2020 the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Corporation are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	Period	Amounts

Ordinary income	09/30/20	$43,086,990
	09/30/19	111,445,261
Long-term capital gains	09/30/20	66,930,564
	09/30/19	77,309,892

Total	09/30/20	$110,017,554

	09/30/19	$188,755,153

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Amounts

Undistributed ordinary income	$65,128,636
Undistributed long-term capital gains	61,333,656
Net unrealized gains(a)	545,441,715

$671,904,007

(a)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing of income recognition on partnership interests.

22	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 09/30/20		Year Ended 09/30/19
Share Class	Shares	Amounts	Shares	Amounts

Institutional
Shares sold	14,672,377	$236,424,103	17,153,919	$269,778,000
Shares issued in reinvestment of distributions	3,004,561	51,468,128	5,663,208	87,439,929
Shares issued in reorganization(a)	—	—	4,707,765	72,895,979
Shares redeemed	(21,690,796)	(370,351,655)	(14,849,132)	(240,619,480)

	(4,013,858)	$(82,459,424)	12,675,760	$189,494,428

Service
Shares sold	1,857	$32,000	11,174	$175,078
Shares issued in reinvestment of distributions	643	10,976	1,483	22,844
Shares redeemed	(1,456)	(20,439)	(6,492)	(91,908)

	1,044	$22,537	6,165	$106,014

Investor A
Shares sold and automatic conversion of shares	8,435,219	$138,418,366	7,262,835	$114,101,726
Shares issued in reinvestment of distributions	2,829,577	46,546,545	4,811,117	71,445,025
Shares issued in reorganization(a)	—	—	20,567,952	306,391,111
Shares redeemed	(11,881,618)	(193,233,206)	(11,433,499)	(176,085,698)

	(616,822)	$(8,268,295)	21,208,405	$315,852,164

Investor C
Shares sold	699,588	$9,457,355	1,399,926	$17,687,788
Shares issued in reinvestment of distributions	251,333	3,501,073	743,494	9,420,068
Shares redeemed and automatic conversion of shares	(5,806,920)	(82,572,915)	(5,780,478)	(78,810,285)

	(4,855,999)	$(69,614,487)	(3,637,058)	$(51,702,429)

Class K
Shares sold	1,859,548	$33,643,298	1,857,103	$30,856,434
Shares issued in reinvestment of distributions	7,666	131,322	11,358	175,366
Shares redeemed	(236,009)	(4,017,643)	(1,821,177)	(27,724,643)

	1,631,205	$29,756,977	47,284	$3,307,157

Class R
Shares sold	158,762	$2,320,612	1,023,115	$15,253,733
Shares issued in reinvestment of distributions	69,953	1,066,777	241,777	3,338,946
Shares redeemed	(1,280,021)	(19,159,022)	(2,001,386)	(29,708,259)

	(1,051,306)	$(15,771,633)	(736,494)	$(11,115,580)

	(8,905,736)	$(146,334,325)	29,564,062	$445,941,754

(a)	See Note 1 regarding the reorganization.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage Large Cap Core Fund and the Board of Directors of BlackRock Large Cap Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Advantage Large Cap Core Fund of BlackRock Large Cap Series Funds, Inc. (the “Fund”), as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 20, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

24	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended September 30, 2020 that qualified for the dividends-received deduction were as follows:

Fund Name	Dividends-Received Deduction

BlackRock Advantage Large Cap Core Fund	58.00%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended September 30, 2020:

Fund Name	Qualified Dividend Income

BlackRock Advantage Large Cap Core Fund	$ 86,440,162

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended September 30, 2020:

Fund Name	Qualified Business Income

BlackRock Advantage Large Cap Core Fund	$ 2,920,083

The following distribution amounts are hereby designated for the fiscal year ended September 30, 2020:

Fund Name	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends

BlackRock Advantage Large Cap Core Fund	$1,086,937	$66,930,564

I M P O R T A N T T A X I N F O R M A T I O N	25

Portfolio Information as of September 30, 2020	Master Advantage Large Cap Core Portfolio

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Microsoft Corp.	6%
Apple Inc.	5
Amazon.com, Inc.	4
NVIDIA Corp.	2
Alphabet, Inc., Class A	2
PayPal Holdings, Inc.	2
salesforce.com, Inc.	2
PepsiCo, Inc.	2
Home Depot, Inc.	2
Intel Corp.	1

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Information Technology	27%
Health Care	14
Consumer Discretionary	12
Communication Services	10
Financials	9
Industrials	8
Consumer Staples	7
Utilities	3
Real Estate	3
Materials	2
Energy	2
Short-Term Securities	3

(a)	Excludes short-term securities.
(b)

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

26	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments September 30, 2020	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
HEICO Corp.	39,087	$4,090,845
L3Harris Technologies, Inc.	17,170	2,916,153
Lockheed Martin Corp.	33,468	12,827,615
Northrop Grumman Corp.	21,599	6,814,269
Teledyne Technologies, Inc.(a)	29,472	9,142,509

		35,791,391

Airlines — 0.2%
Alaska Air Group, Inc.	71,778	2,629,228
Delta Air Lines, Inc.	65,767	2,011,155
United Airlines Holdings, Inc.(a)	83,366	2,896,968

		7,537,351

Auto Components — 0.1%
Aptiv PLC	27,859	2,554,113

Automobiles — 1.2%
Harley-Davidson, Inc.	19,991	490,579
Tesla, Inc.(a)	104,949	45,024,171

		45,514,750

Banks — 2.2%
Bank of America Corp.	876,718	21,120,137
CIT Group, Inc.	66,192	1,172,260
Cullen/Frost Bankers, Inc.	80,318	5,136,336
First Hawaiian, Inc.	29,822	431,525
First Horizon National Corp.	72,035	679,290
First Republic Bank	18,571	2,025,353
JPMorgan Chase & Co.	286,674	27,598,106
Wells Fargo & Co.	976,883	22,966,519
Zions Bancorp NA	29,672	867,016

		81,996,542

Beverages — 1.7%
Molson Coors Beverage Co., Class B	107,954	3,622,936
PepsiCo, Inc.	420,284	58,251,363

		61,874,299

Biotechnology — 3.4%
AbbVie, Inc.	450,302	39,441,952
Amgen, Inc.	102,974	26,171,872
Biogen, Inc.(a)	41,114	11,663,220
Gilead Sciences, Inc.	559,320	35,343,431
Immunomedics, Inc.(a)	23,321	1,982,985
Moderna, Inc.(a)	30,935	2,188,651
Regeneron Pharmaceuticals, Inc.(a)	11,171	6,253,302
Vertex Pharmaceuticals, Inc.(a)	9,404	2,559,016

		125,604,429

Building Products — 0.6%
Allegion PLC	229,158	22,666,018
Lennox International, Inc.	1,632	444,900
Masco Corp.	8,257	455,208

		23,566,126

Capital Markets — 3.6%
Affiliated Managers Group, Inc.	22,768	1,556,876
Ameriprise Financial, Inc.	7,210	1,111,133
Bank of New York Mellon Corp.	32,799	1,126,318
Cboe Global Markets, Inc.	60,284	5,289,318
Charles Schwab Corp.	626,538	22,699,472
CME Group, Inc.	52,802	8,834,303
Evercore, Inc., Class A	11,637	761,758
FactSet Research Systems, Inc.	34,199	11,452,561
Intercontinental Exchange, Inc.	123,781	12,384,289

Security	Shares	Value

Capital Markets (continued)
Invesco Ltd.	95,548	$1,090,203
MarketAxess Holdings, Inc.	1,123	540,826
Moody’s Corp.	96,792	28,055,161
Morgan Stanley	75,909	3,670,200
S&P Global, Inc.	88,934	32,069,600
State Street Corp.	12,210	724,419
T Rowe Price Group, Inc.	8,042	1,031,145
TD Ameritrade Holding Corp.	31,063	1,216,116

		133,613,698

Chemicals — 2.0%
Air Products & Chemicals, Inc.	43,298	12,896,742
Ecolab, Inc.	175,244	35,020,761
FMC Corp.	11,748	1,244,230
Mosaic Co.	141,047	2,576,929
PPG Industries, Inc.	96,988	11,840,295
Sherwin-Williams Co.	15,474	10,781,355

		74,360,312

Commercial Services & Supplies — 0.3%
Cintas Corp.	28,537	9,497,970
Copart, Inc.(a)	28,453	2,992,117

		12,490,087

Communications Equipment — 1.3%
Cisco Systems, Inc.	1,199,682	47,255,474
InterDigital, Inc.	9	514

		47,255,988

Construction & Engineering — 0.1%
EMCOR Group, Inc.	27,717	1,876,718
MasTec, Inc.(a)	88,204	3,722,209

		5,598,927

Consumer Finance — 0.6%
Ally Financial, Inc.	355,412	8,910,179
American Express Co.	113,923	11,420,781
Capital One Financial Corp.	13,774	989,799

		21,320,759

Distributors — 0.2%
Genuine Parts Co.	60,666	5,773,583

Diversified Consumer Services — 0.2%
Bright Horizons Family Solutions, Inc.(a)	26,594	4,043,352
H&R Block, Inc.	264,275	4,305,040

		8,348,392

Diversified Financial Services — 1.2%
Berkshire Hathaway, Inc., Class B(a)	207,253	44,132,454

Diversified Telecommunication Services — 0.9%
AT&T Inc.	436,384	12,441,308
CenturyLink, Inc.	474,332	4,786,010
Verizon Communications, Inc.	284,754	16,940,015

		34,167,333

Electric Utilities — 1.6%
Alliant Energy Corp.	43,721	2,258,190
Eversource Energy	178,475	14,911,586
IDACORP, Inc.	71,247	5,692,635
NextEra Energy, Inc.	71,298	19,789,473
Pinnacle West Capital Corp.	60,228	4,489,997
Xcel Energy, Inc.	177,956	12,280,744

		59,422,625

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) September 30, 2020	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment — 0.7%
AMETEK, Inc.	179,584	$17,850,650
Hubbell, Inc.	70,680	9,671,851

		27,522,501

Electronic Equipment, Instruments & Components — 0.4%
Avnet, Inc.	32,158	830,963
National Instruments Corp.	338,689	12,091,197
Zebra Technologies Corp., Class A(a)	3,065	773,790

		13,695,950

Energy Equipment & Services — 0.2%
Baker Hughes Co.	89,590	1,190,651
ChampionX Corp.(a)	195,679	1,563,475
Schlumberger NV	165,352	2,572,877
TechnipFMC PLC	252,800	1,595,168

		6,922,171

Entertainment — 1.5%
Activision Blizzard, Inc.	160,044	12,955,562
Electronic Arts, Inc.(a)	9,349	1,219,203
Netflix, Inc.(a)	57,280	28,641,718
Roku, Inc.(a)	24,237	4,575,946
Walt Disney Co.	49,808	6,180,177

		53,572,606

Equity Real Estate Investment Trusts (REITs) — 2.6%
Alexandria Real Estate Equities, Inc.	28,519	4,563,040
American Tower Corp.	75,772	18,316,366
AvalonBay Communities, Inc.	20,171	3,012,337
Boston Properties, Inc.	78,480	6,301,944
Camden Property Trust	4,596	408,952
Equity Residential	154,325	7,921,502
Lamar Advertising Co., Class A	16,079	1,063,947
Macerich Co.(b)	181,107	1,229,717
Outfront Media, Inc.	172,282	2,506,703
Park Hotels & Resorts, Inc.	258,162	2,579,038
Prologis, Inc.	473,848	47,678,586
RLJ Lodging Trust	73	632
UDR, Inc.	21,167	690,256

		96,273,020

Food & Staples Retailing — 1.3%
Costco Wholesale Corp.	136,574	48,483,770

Food Products — 1.9%
General Mills, Inc.	413,028	25,475,567
Hershey Co.	180,205	25,830,585
Hormel Foods Corp.	66,717	3,261,794
McCormick & Co., Inc.	80,053	15,538,287

		70,106,233

Gas Utilities — 0.2%
Southwest Gas Holdings, Inc.	74,263	4,685,995
UGI Corp.	38,406	1,266,630

		5,952,625

Health Care Equipment & Supplies — 3.0%
Abbott Laboratories	210,092	22,864,312
DENTSPLY SIRONA, Inc.	42,171	1,844,138
DexCom, Inc.(a)	27,569	11,364,769
Edwards Lifesciences Corp.(a)	292,375	23,337,372
Hologic, Inc.(a)	144,017	9,572,810
IDEXX Laboratories, Inc.(a)	29,273	11,507,509
Medtronic PLC	94,102	9,779,080
Quidel Corp.(a)	4,347	953,645

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Stryker Corp.	93,196	$19,419,251
West Pharmaceutical Services, Inc.	1,827	502,242

		111,145,128

Health Care Providers & Services — 2.1%
1Life Healthcare, Inc.(a)	22,866	648,480
AmerisourceBergen Corp.	30,547	2,960,615
Anthem, Inc.	60,105	16,143,602
Cardinal Health, Inc.	16,823	789,840
Cigna Corp.	34,323	5,814,659
CVS Health Corp.	130,324	7,610,922
HCA Healthcare, Inc.	24,774	3,088,822
McKesson Corp.	90,693	13,506,908
Quest Diagnostics, Inc.	14,140	1,618,889
UnitedHealth Group, Inc.	81,383	25,372,778

		77,555,515

Health Care Technology — 0.9%
Teladoc Health, Inc.(a)(b)	84,347	18,492,236
Veeva Systems, Inc., Class A(a)	46,372	13,039,343

		31,531,579

Hotels, Restaurants & Leisure — 1.1%
Caesars Entertainment, Inc.(a)	88,400	4,955,704
Chipotle Mexican Grill, Inc.(a)	1,862	2,315,788
Choice Hotels International, Inc.	26,464	2,274,845
Darden Restaurants, Inc.	27,242	2,744,359
Domino’s Pizza, Inc.	3,378	1,436,596
Dunkin’ Brands Group, Inc.	20,973	1,717,898
Extended Stay America, Inc.	441,807	5,279,594
MGM Resorts International	66,325	1,442,569
Penn National Gaming, Inc.(a)	52,451	3,813,188
Six Flags Entertainment Corp.	116,473	2,364,402
Texas Roadhouse, Inc.	53,996	3,282,417
Vail Resorts, Inc.	28,567	6,112,481
Wyndham Destinations, Inc.	132,533	4,076,715

		41,816,556

Household Products — 2.3%
Church & Dwight Co., Inc.	108,284	10,147,294
Clorox Co.	171,336	36,009,687
Colgate-Palmolive Co.	174,808	13,486,437
Procter & Gamble Co.	184,309	25,617,108

		85,260,526

Industrial Conglomerates — 1.0%
3M Co.	23,598	3,779,928
Honeywell International, Inc.	136,908	22,536,426
Roper Technologies, Inc.	26,728	10,560,500

		36,876,854

Insurance — 1.8%
Aflac, Inc.	74,768	2,717,817
Allstate Corp.	23,990	2,258,419
Arthur J. Gallagher & Co.	56,763	5,993,038
Athene Holding Ltd., Class A(a)	51,993	1,771,921
Brighthouse Financial, Inc.(a)	1,324	35,629
Brown & Brown, Inc.	25,271	1,144,018
Cincinnati Financial Corp.	187,675	14,633,020
First American Financial Corp.	101,255	5,154,892
Globe Life, Inc.	58,954	4,710,425
Lincoln National Corp.	112,344	3,519,737
Marsh & McLennan Cos., Inc.	60,533	6,943,135
MetLife, Inc.	62,972	2,340,669
Progressive Corp.	8,252	781,217
Prudential Financial, Inc.	77,405	4,916,766

28	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2020	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Travelers Cos., Inc.	19,379	$2,096,614
Unum Group	156,134	2,627,735
Willis Towers Watson PLC	14,303	2,986,752

		64,631,804

Interactive Media & Services — 5.0%
Alphabet, Inc., Class A(a)	48,613	71,247,213
Alphabet, Inc., Class C(a)	33,629	49,421,178
Facebook, Inc., Class A(a)	118,559	31,050,602
Twitter, Inc.(a)	689,507	30,683,062

		182,402,055

Internet & Direct Marketing Retail — 4.6%
Amazon.com, Inc.(a)	50,215	158,113,477
Etsy, Inc.(a)	22,945	2,790,800
Grubhub, Inc.(a)	10,411	753,028
Wayfair, Inc., Class A(a)(b)	28,179	8,200,371

		169,857,676

IT Services — 5.2%
Accenture PLC, Class A	15,810	3,572,902
Amdocs Ltd.	39,396	2,261,724
Automatic Data Processing, Inc.	162,940	22,728,501
Fiserv, Inc.(a)	115,635	11,916,187
GoDaddy, Inc., Class A(a)	10,911	828,909
Mastercard, Inc., Class A	104,323	35,278,909
Paychex, Inc.	81,460	6,498,064
PayPal Holdings, Inc.(a)	336,415	66,283,847
Visa, Inc., Class A	215,439	43,081,337

		192,450,380

Life Sciences Tools & Services — 0.1%
Adaptive Biotechnologies Corp.(a)	8,106	394,195
Agilent Technologies, Inc.	19,217	1,939,764
Thermo Fisher Scientific, Inc.	6,370	2,812,482

		5,146,441

Machinery — 2.6%
AGCO Corp.	24,513	1,820,581
Deere & Co.	136,611	30,277,096
Fortive Corp.	36,970	2,817,484
Illinois Tool Works, Inc.	36,049	6,965,027
Oshkosh Corp.	192,489	14,147,941
PACCAR, Inc.	189,068	16,123,719
Snap-on, Inc.	39,268	5,777,501
Xylem, Inc.	196,776	16,552,797

		94,482,146

Media — 2.0%
AMC Networks, Inc., Class A(a)	89,272	2,205,911
Comcast Corp., Class A	290,545	13,440,612
Discovery, Inc., Class A(a)(b)	1,047,816	22,810,954
Discovery, Inc., Class C(a)	37,115	727,454
Interpublic Group of Cos., Inc.	942,393	15,709,691
Sirius XM Holdings, Inc.	2,840,592	15,225,573
ViacomCBS, Inc., Class B	101,357	2,839,010

		72,959,205

Metals & Mining — 0.1%
Reliance Steel & Aluminum Co.	36,451	3,719,460

Multiline Retail — 0.3%
Kohl’s Corp.	247,214	4,580,875
Nordstrom, Inc.(b)	419,381	4,999,022

		9,579,897

Security	Shares	Value

Multi-Utilities — 1.0%
Ameren Corp.	90,727	$7,174,691
Avista Corp.	10,700	365,084
CMS Energy Corp.	275,770	16,935,036
Consolidated Edison, Inc.	152,291	11,848,240

		36,323,051

Oil, Gas & Consumable Fuels — 1.7%
Chevron Corp.	139,005	10,008,360
Concho Resources, Inc.	19,378	854,957
ConocoPhillips	307,341	10,093,078
Continental Resources, Inc.	234,958	2,885,284
EOG Resources, Inc.	314,258	11,294,433
Hess Corp.	46,443	1,900,912
Marathon Oil Corp.	837,899	3,427,007
ONEOK, Inc.	12,734	330,829
Phillips 66	41,071	2,129,121
Pioneer Natural Resources Co.	13,265	1,140,657
Suncor Energy, Inc.	193,322	2,364,328
Valero Energy Corp.	139,252	6,032,397
Williams Cos., Inc.	439,004	8,626,429

		61,087,792

Paper & Forest Products — 0.0%
Domtar Corp.	59,005	1,550,061

Personal Products — 0.0%
Coty, Inc., Class A	240,676	649,825

Pharmaceuticals — 3.9%
Bristol-Myers Squibb Co.	197,444	11,903,899
Catalent, Inc.(a)	17,609	1,508,387
Johnson & Johnson	301,053	44,820,770
Merck & Co., Inc.	480,601	39,865,853
Mylan NV(a)	62,424	925,748
Pfizer, Inc.	639,109	23,455,300
Zoetis, Inc.	130,927	21,651,398

		144,131,355

Professional Services — 0.4%
IHS Markit Ltd.	62,610	4,915,511
Robert Half International, Inc.	148,154	7,843,273
Verisk Analytics, Inc.	16,203	3,002,578

		15,761,362

Road & Rail — 0.5%
CSX Corp.	79,951	6,209,794
Landstar System, Inc.	68,775	8,630,575
Lyft, Inc., Class A(a)	26,372	726,548
Old Dominion Freight Line, Inc.	15,927	2,881,513

		18,448,430

Semiconductors & Semiconductor Equipment — 4.9%
Analog Devices, Inc.	73,935	8,631,172
Applied Materials, Inc.	436,676	25,960,388
Cirrus Logic, Inc.(a)	127,387	8,592,253
Intel Corp.	1,020,234	52,827,716
NVIDIA Corp.	140,880	76,247,074
Texas Instruments, Inc.	54,672	7,806,615

		180,065,218

Software — 10.2%
Adobe, Inc.(a)	74,171	36,375,684
Cadence Design Systems, Inc.(a)	14,508	1,546,988
HubSpot, Inc.(a)(b)	15,432	4,509,693
Intuit, Inc.	54,994	17,939,593
Microsoft Corp.	1,038,685	218,466,616
RingCentral, Inc., Class A(a)	8,426	2,313,864

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) September 30, 2020	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
salesforce.com, Inc.(a)	256,586	$64,485,193
ServiceNow, Inc.(a)	25,519	12,376,715
VMware, Inc., Class A(a)	97,123	13,953,661
Zendesk, Inc.(a)	24,315	2,502,500

		374,470,507

Specialty Retail — 3.1%
Best Buy Co., Inc.	43,212	4,809,063
Five Below, Inc.(a)	49,866	6,332,982
Foot Locker, Inc.	157,903	5,215,536
Gap, Inc.	34,298	584,095
Home Depot, Inc.	209,012	58,044,723
Lowe’s Cos., Inc.	163,921	27,187,937
TJX Cos., Inc.	222,927	12,405,888

		114,580,224

Technology Hardware, Storage & Peripherals — 5.3%
Apple Inc.	1,547,055	179,164,440
Hewlett Packard Enterprise Co.	794,050	7,440,248
HP, Inc.	162,161	3,079,437
NetApp, Inc.	100,209	4,393,163

		194,077,288

Textiles, Apparel & Luxury Goods — 1.4%
Lululemon Athletica, Inc.(a)	70,103	23,089,825
NIKE, Inc., Class B	168,068	21,099,257
Ralph Lauren Corp.	114,844	7,805,947

		51,995,029

Thrifts & Mortgage Finance — 0.0%
MGIC Investment Corp.	118,973	1,054,101
New York Community Bancorp, Inc.	43,102	356,453

		1,410,554

Trading Companies & Distributors — 0.5%
Fastenal Co.	20,880	941,479
GATX Corp.	123,704	7,886,130
WW Grainger, Inc.	28,777	10,266,770

		19,094,379

Water Utilities — 0.3%
American Water Works Co., Inc.	66,461	9,628,870

Security	Shares	Value

Wireless Telecommunication Services — 0.3%
Telephone & Data Systems, Inc.	339,724	$6,264,510
United States Cellular Corp.(a)	127,790	3,773,639

		10,038,149

Total Common Stocks — 96.8% (Cost: $2,808,174,735)		3,566,179,351

Rights

Pharmaceuticals — 0.0%
Bristol-Myers Squibb Co., CVR(a)	87,067	195,901

Total Rights — 0.0% (Cost: $200,254)		195,901

Total Long-Term Investments — 96.8% (Cost: $2,808,374,989)		3,566,375,252

Short-Term Securities(c)(d)

Money Market Funds — 3.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.02%	109,976,399	109,976,399
SL Liquidity Series, LLC, Money Market Series, 0.25%(e)	22,232,426	22,241,319

Total Short-Term Securities — 3.6% (Cost: $132,209,739)		132,217,718

Total Investments — 100.4% (Cost: $2,940,584,728)		3,698,592,970

Liabilities in Excess of Other Assets — (0.4)%		(16,098,665)

Net Assets — 100.0%		$3,682,494,305

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Master Portfolio.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended September 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/30/19	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/20	Shares Held at 09/30/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$38,261,121	$71,715,278	(a)	$—	$—	$—	$109,976,399	109,976,399	$300,569		$69
SL Liquidity Series, LLC, Money Market Series	9,761,844	12,497,366	(a)	—	(25,678)	7,787	22,241,319	22,232,426	251,417	(b)	—

					$(25,678)	$7,787	$132,217,718		$551,986		$69

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may

30	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2020	Master Advantage Large Cap Core Portfolio

combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	713	12/18/20	$119,499	$ (610,259)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation(a)	$ —	$ —	$ 610,259	$ —	$ —	$ —	$610,259

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended September 30, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$ —	$ —	$22,410,677	$ —	$ —	$ —	$22,410,677

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$ —	$ —	$(253,441)	$ —	$ —	$ —	$(253,441)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$92,103,945

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) September 30, 2020	Master Advantage Large Cap Core Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Master Portfolio’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$3,566,179,351	$ —	$ —	$3,566,179,351
Rights	195,901	—	—	195,901
Short-Term Securities
Money Market Funds	109,976,399	—	—	109,976,399

	$3,676,351,651	$ —	$ —	3,676,351,651

Investments Valued at NAV(a)				22,241,319

				$3,698,592,970

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(610,259)	$ —	$ —	$(610,259)

(a)	Certain investments of the Master Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

32	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

September 30, 2020

Master Advantage Large Cap Core Portfolio

ASSETS
Investments at value — unaffiliated(a)(b)	$3,566,375,252
Investments at value — affiliated(c)	132,217,718
Cash pledged for futures contracts	8,678,000
Receivables:
Investments sold	27,060,386
Securities lending income — affiliated	9,544
Dividends — affiliated	4,263
Dividends — unaffiliated	1,736,290
Variation margin on futures contracts	652,420
Prepaid expenses	11,337

Total assets	3,736,745,210

LIABILITIES
Bank overdraft	3,654
Cash collateral on securities loaned at value	22,257,040
Payables:
Investments purchased	28,290,946
Investment advisory fees	1,266,635
Directors’ fees	3,944
Other accrued expenses	165,313
Other affiliate fees	19,837
Withdrawals to investors	2,243,536

Total liabilities	54,250,905

NET ASSETS	$3,682,494,305

NET ASSETS CONSIST OF
Investors’ capital	$2,925,096,322
Net unrealized appreciation (depreciation)	757,397,983

NET ASSETS	$3,682,494,305

(a) Investments at cost — unaffiliated	$2,808,374,989
(b) Securities loaned at value	$21,662,852
(c) Investments at cost — affiliated	$132,209,739

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Statement of Operations

Year Ended September 30, 2020

Master Advantage Large Cap Core Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$61,184,321
Dividends — affiliated	300,569
Interest — unaffiliated	12,952
Securities lending income — affiliated — net	251,417
Foreign taxes withheld	(145,029)

Total investment income	61,604,230

EXPENSES
Investment advisory	14,876,085
Accounting services	272,036
Custodian	103,423
Professional	58,630
Directors	27,842
Miscellaneous	30,856

Total expenses	15,368,872
Less:
Fees waived and/or reimbursed by the Manager	(398,487)

Total expenses after fees waived and/or reimbursed	14,970,385

Net investment income	46,633,845

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	119,889,909
Investments — affiliated	(25,678)
Capital gain distributions from investment companies — affiliated	69
Futures contracts	22,410,677

142,274,977

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	351,019,514
Investments — affiliated	7,787
Futures contracts	(253,441)

350,773,860

Net realized and unrealized gain	493,048,837

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$539,682,682

See notes to financial statements.

34	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	Master Advantage Large Cap Core Portfolio
	Year Ended September 30,
	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$46,633,845	$52,940,092
Net realized gain	142,274,977	71,848,471
Net change in unrealized appreciation (depreciation)	350,773,860	(38,717,372)

Net increase in net assets resulting from operations	539,682,682	86,071,191

CAPITAL TRANSACTIONS
Proceeds from contributions	428,282,888	828,461,445
Value of withdrawals	(754,708,045)	(548,484,470)

Net increase (decrease) in net assets derived from capital transactions	(326,425,157)	279,976,975

NET ASSETS
Total increase in net assets	213,257,525	366,048,166
Beginning of year	3,469,236,780	3,103,188,614

End of year	$3,682,494,305	$3,469,236,780

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Financial Highlights

(For a share outstanding throughout each period)

	Master Advantage Large Cap Core Portfolio
	Year Ended September 30,
	2020	2019	2018	2017		2016

Total Return
Total return	15.98%	1.43%	17.40%	24.06	%(a)	10.34	%(a)

Ratios to Average Net Assets
Total expenses	0.44%	0.44%	0.45%	0.49%		0.50%

Total expenses after fees waived and/or reimbursed	0.43%	0.43%	0.45%	0.49%		0.50%

Net investment income	1.34%	1.59%	1.47%	1.33%		1.25%

Supplemental Data
Net assets, end of year (000)	$3,682,494	$3,469,237	$3,103,189	$2,262,543		$2,132,705

Portfolio turnover rate	99%	151%	148%	130%		39%

(a)	Includes proceeds received from a settlement of litigation, which had no impact on the Master Portfolio’s total return.

See notes to financial statements.

36	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

Master Advantage Large Cap Core Portfolio (the “Master Portfolio”) is a series of Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware limited liability company. The Master Portfolio is classified as diversified. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

PriorYear Reorganization: The Board of Directors of BlackRock Large Cap Series Funds, Inc. and the Board of Trustees of State Farm Mutual Fund Trust and shareholders of State Farm Equity Fund (the “Target Fund”), a series of State Farm Mutual Fund Trust, approved the reorganization of the Target Fund into BlackRock Advantage Large Cap Core Fund. As a result, BlackRock Advantage Large Cap Core Fund acquired all of the assets and assumed certain of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of BlackRock Advantage Large Cap Core Fund.

On November 19, 2018, all of the portfolio securities previously held by the Target Fund were subsequently contributed by BlackRock Advantage Large Cap Core Fund to the Master Portfolio in exchange for an investment in the Master Portfolio.

For financial reporting purposes, assets received and shares issued by BlackRock Advantage Large Cap Core Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward by Master Portfolio to align ongoing reporting of BlackRock Advantage Large Cap Core Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments

State Farm Equity Fund	$369,010,639	$345,412,676

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized daily on an accrual basis.

Foreign Taxes: The Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of September 30, 2020, if any, are disclosed in the Statement of Assets and Liabilities.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements   (continued)

The Master Portfolio has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Master Portfolio may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Master Portfolio’s listing exchange is not open. U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the Master Portfolio’s listing exchange. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the Master Portfolio’s listing exchange that may not be reflected in the computation of the Master Portfolio’s net assets. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Master Portfolio values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2020, certain investments of the Master Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

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Notes to Financial Statements   (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc	$ 925,626	$(925,626)	$—
Deutsche Bank Securities, Inc	349,232	(349,232)	—
Goldman Sachs & Co	4,062,238	(4,062,238)	—
J.P. Morgan Securities LLC	10,749,947	(10,749,947)	—
Jefferies LLC	2,050,771	(2,050,771)	—
National Financial Services LLC	310,508	(310,508)	—
TD Prime Services LLC	3,214,530	(3,214,530)	—

	$21,662,852	$(21,662,852)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements   (continued)

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.45%
$1 billion — $3 billion	0.42
$3 billion — $5 billion	0.41
$5 billion — $10 billion	0.39
Greater than $10 billion	0.38

Expense Limitations, Waivers and Reimbursements: With respect to the Master Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through January 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Master LLC, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Master Portfolio. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to January 28, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended September 30, 2020 the amount waived was $51,012.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended September 30, 2020, the Manager waived $347,475 in investment advisory fees pursuant to this arrangement.

For the year ended September 30, 2020, the Master Portfolio reimbursed the Manager $40,461 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC (“Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Master Portfolio. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

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Notes to Financial Statements   (continued)

Prior to January 1, 2020, the Master Portfolio retained 73.5% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Master Portfolio would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended September 30, 2020, the Master Portfolio paid BIM $72,315 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2020, the Master Portfolio did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

7.	PURCHASES AND SALES

For the year ended September 30, 2020, purchases and sales of investments, excluding short-term investments, were $3,385,751,570 and $3,730,881,464, respectively.

8.	INCOME TAX INFORMATION

It is the Master Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of September 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$2,970,712,800

Gross unrealized appreciation	$826,850,527
Gross unrealized depreciation	(98,970,357)

Net unrealized appreciation (depreciation)	$727,880,170

9.	BANK BORROWINGS

The Master LLC, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2020, the Master Portfolio did not borrow under the credit agreement.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements   (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Master Portfolio and could affect the income from, or the value or liquidity of, the Master Portfolio’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Investors of Master Advantage Large Cap Core Portfolio and the Board of Directors of Master Large Cap Series LLC:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC (the “Fund”), including the schedule of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 20, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	43

Disclosure of Investment Advisory Agreement

The Board of Directors of Master Large Cap Series LLC (the “Master LLC”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master LLC, on behalf of Master Advantage Large Cap Core Portfolio (the “Master Portfolio”), a series of the Master LLC, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Master LLC’s investment advisor. BlackRock Advantage Large Cap Core Fund (the “Fund”), a series of BlackRock Large Cap Series Funds, Inc. (the “Corporation”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Directors of the Corporation also considered the approval of the Agreement with respect to the Master Portfolio. For simplicity: (a) the Board of Directors of the Master LLC and the Board of Directors of the Corporation are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Fund and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Master LLC or the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC or the Corporation, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewals of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolio and the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; accounting oversight; administrative and shareholder services; oversight of the Master Portfolio and Fund service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio, the Fund and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Fund for services; (c) the Master Portfolio’s and/or the Fund’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Master LLC’s and the Corporation’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s and/or the Corporation’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolio and/or the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) based on either a Lipper Classification or Morningstar category, regarding the fees and expenses of the Master Portfolio and the Fund, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Master Portfolio and the Fund; (g) a summary of aggregate amounts paid by the Master Portfolio and/or the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s, the Master Portfolio’s and the Fund’s operations.

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Disclosure of Investment Advisory Agreement  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio and the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Master Portfolio and the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of portfolio holdings of the Master Portfolio. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared the Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Master Portfolio and the Fund. BlackRock and its affiliates provide the Master Portfolio and the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Fund by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Fund. In particular, BlackRock and its affiliates provide the Master Portfolio and the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the custodian, fund accountant, transfer agent, and auditor for the Master Portfolio and the Fund, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Master Portfolio and the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Fund, as applicable. The Board noted that the Fund’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Fund, as applicable, throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the third, second and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Fund: The Board, including the Independent Board Members, reviewed the Master Portfolio’s/Fund’s contractual management fee rate compared with those of the Fund’s Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as the Master Portfolio’s/Fund’s actual management fee rate, to those of the Fund’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	45

Disclosure of Investment Advisory Agreement  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Master Portfolio and Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolio and the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Master Portfolio’s/ Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and the Fund’s total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Portfolio increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. In its consideration, the Board further considered the continuation/implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Master Portfolio and the Fund benefit from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Fund to more fully participate in these economies of scale. The Board considered the Master Portfolio’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Master Portfolio and the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s and/or Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of the Master LLC, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Master LLC, on behalf of the Master Portfolio, for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master LLC, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Corporation, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master LLC did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Director (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			35 RICs consisting of 158 Portfolios	None

Bruce R. Bond 1946	Director (Since 2019)

Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

			35 RICs consisting of 158 Portfolios	None

Susan J. Carter 1956	Director (Since 2016)

Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.

			35 RICs consisting of 158 Portfolios	None

Collette Chilton 1958	Director (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	35 RICs consisting of 158 Portfolios	None

Neil A. Cotty 1954	Director (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			35 RICs consisting of 158 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2019)

Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			35 RICs consisting of 158 Portfolios	None

Henry R. Keizer 1956	Director (Since 2019)

Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.

			35 RICs consisting of 158 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	47

Director and Officer Information  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989.	35 RICs consisting of 158 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Donald C. Opatrny 1952	Director (Since 2019)

Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.

			35 RICs consisting of 158 Portfolios	None

Joseph P. Platt 1947	Director (Since 2007)

General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.

			35 RICs consisting of 158 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Director (Since 2007)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

			35 RICs consisting of 158 Portfolios	None

Claire A. Walton 1957	Director (Since 2016)

Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.

			35 RICs consisting of 158 Portfolios	None

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Director and Officer Information  (continued)

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			122 RICs consisting of 269 Portfolios	None

John M. Perlowski(e) 1964	Director (since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	123 RICs consisting of 270 Portfolios	None

(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c) Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation/Master LLC based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	49

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Corporation/Master LLC serve at the pleasure of the Board.

Further information about the Corporation’s/Master LLC’s Directors and Officers is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

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Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master LLC’s Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	51

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and/or Master LLC Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Custodian	Legal Counsel
Brown Brothers Harriman & Co.	Sidley Austin LLP
Boston, MA 02109	New York, NY 10019

Address of the Corporation/Master LLC
100 Bellevue Parkway
Wilmington, DE 19809

52	2 0 2 0 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

CVR	Contingent Value Rights

S&P	Standard & Poor’s

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	53

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CAPSERIES-9/20-AR

Item 2 –

Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrants’ board of directors (the “board of directors”), has determined that (i) each registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Large Cap Core Fund	$8,160	$8,160	$0	$0	$14,800	$13,850	$0	$0
Master Advantage Large Cap Core Portfolio	$30,600	$36,210	$0	$0	$13,100	$13,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to each Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by each registrant’s Committee. Each Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that each Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by each Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless each Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by each registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). Each Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to each Committee for ratification. Each Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Large Cap Core Fund	$14,800	$13,850
Master Advantage Large Cap Core Portfolio	$13,100	$13,500

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Funds and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of
Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: December 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: December 3, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series LLC

Date: December 3, 2020